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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                       BENEDEK COMMUNICATIONS CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the 15.0% Exchangeable Redeemable Senior Preferred Stock due 2007 of Benedek Communications Corporation (the 'Company') made
pursuant  to the Prospectus, dated                 , 1996 (the 'Prospectus'), if
certificates for shares of Existing Exchangeable Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by mail, facsimile transmission, hand or overnight delivery to IBJ Schroder Bank & Trust Company (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender shares of Existing Exchangeable Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the shares of Existing Exchangeable Preferred Stock (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

Delivery to:   IBJ Schroder Bank & Trust Company, Exchange Agent

                                    By Mail:
                                  P.O. Box 84
                             Bowling Green Station
                            New York, NY 10274-0084
                   Attention: Reorganization Operations Dept.

                                 By Facsimile:
                       IBJ Schroder Bank & Trust Company
                   Attention: Reorganization Operations Dept.
                                 (212) 858-2611

                          By Hand/Overnight Delivery:
                                One State Street
                               New York, NY 10004
              Attention: Securities Transfer Window, Subcellar One

                      For Information Call: (212) 858-2103

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute valid delivery.



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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the number of shares of Existing Exchangeable Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus.

Number of Shares of Existing Exchangeable Preferred Stock Tendered:*

__________________________________


Certificate Nos. (if available):
                                                          If shares of Existing Exchangeable Preferred Stock will
__________________________________                        be delivered by book-entry transfer to The Depositary
                                                          Trust Company, provide account number.

Total Number of Shares Represented
by Existing Exchangeable Preferred Stock
Certificate(s):


___________________________________                       Account Number _________________________________________

- ------------

*  Must be in denominations of 100 shares and any integral multiple thereof.



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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

X_______________________________________________________ _______________________


X_______________________________________________________ _______________________
             Signature(s) of Owner(s)                              Date
             or Authorized Signatory

     Area Code and Telephone Number: ___________________________________________

     Must be signed by the holder(s) of the shares of Existing Exchangeable Preferred Stock as their name(s) appear(s) on certificates for shares of Existing Exchangeable Preferred Stock or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                 PLEASE PRINT NAME(S), CAPACITY AND ADDRESS(ES)

Name(s):          ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Capacity:         ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Address(es):      ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________





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                                   GUARANTEE

     The undersigned, an Eligible Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the number of shares of Existing Exchangeable
Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such shares of Existing Exchangeable Preferred Stock into the Exchange Agent's account at The Depositary Trust
Company pursuant to the procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

_____________________________________  _________________________________________
         Name of Firm                         Authorized Signature

_____________________________________  _________________________________________
            Address                                  Title

_____________________________________  Name: ___________________________________
           Zip Code                            (Please Type or Print)

Area Code and Tel. No.: _____________  Dated: __________________________________


NOTE: DO NOT SEND  CERTIFICATES FOR  SHARES OF  EXISTING EXCHANGEABLE  PREFERRED
      STOCK WITH THIS FORM. CERTIFICATES FOR SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.






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